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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K
                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported): FEBRUARY 28, 2005



                          DURA AUTOMOTIVE SYSTEMS, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)





            DELAWARE                          000-21139                        38-3185711
(State or other jurisdiction of        (Commission File Number)     (IRS Employer Identification No.)
         incorporation)




              2791 RESEARCH DRIVE, ROCHESTER HILLS, MICHIGAN 48309 (Address of Principal Executive Offices, including Zip Code)


                                 (248) 299-7500
              (Registrant's Telephone Number, Including Area Code)


                                 NOT APPLICABLE
          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c)


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ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On February 28, 2005, Dura Automotive Systems, Inc. ("Dura"), and its wholly owned subsidiaries Dura Operating Corp., Trident Automotive Limited, Dura Holding Germany GmbH and Dura Automotive Systems (Canada) Ltd. entered into an amendment to the Amended and Restated Credit Agreement, dated as of March 19, 1999, as amended and restated as of October 31, 2003 (the "Amendment") with JPMorgan Chase Bank, N.A. and Bank of America, N.A. Pursuant to the Amendment, the financial covenants were amended to loosen each of the Total Debt to EBITDA Ratio, the Senior Leverage Ratio and the Interest Coverage Ratio (each as defined in the Amendment), which will provide Dura with improved liquidity over the next six quarters.

ITEM 8.01 OTHER EVENTS.

On February 28, 2005, Dura issued a press release announcing the completion the Amendment. A copy of this press release is attached hereto as Exhibit 99.1 and is hereby incorporated by reference.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

         (a)      None

         (b)      None

         (c)      Exhibits

         99.1 Dura press release dated February 28, 2005, Dura Automotive Announces Amendment to its Senior Secured Revolving Credit Facility





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                                   SIGNATURES

         According to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized on March 1, 2005.

                                   DURA AUTOMOTIVE SYSTEMS, INC.


                                   /s/ Keith R. Marchiando
                                   -----------------------

Date: March 1, 2005                By:   Keith R. Marchiando
                                   Its:  Vice President, Chief Financial Officer
                                         (principal accounting and financial
                                         officer)





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                                INDEX TO EXHIBITS

EXHIBIT NO.       DESCRIPTION
-----------       -----------
    99.1          Dura press release dated February 28, 2005, Dura Automotive
                  Announces Amendment to its Senior Secured Revolving Credit
                  Facility.






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